UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 7, 2007
Vitran Corporation Inc.
(Exact name of registrant as specified in its charter)

ONTARIO, CANADA	000-26256	Not applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 The West Mall, Suite 701, Toronto, Ontario, Canada	M9C 5L5

(Address of principal executive offices)	(Zip code)
(Registrant’s telephone number, including area code) 416-596-7664
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8. Other Events
SIGNATURES
EXHIBIT INDEX
EX-10.5
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
On July 31, 2007, the Registrant entered into a new five-year bank syndication agreement led by JPMorgan Chase Bank, attached hereto as Exhibit 10.5, and such credit agreement is incorporated in its entirety by reference herein.
Item 8. Other Events
On August 7, 2007, the Registrant issued the press release attached hereto as Exhibit 99.1, and such press release is incorporated in its entirety by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.

	By:	/s/ Sean P. Washchuk

Name: Sean P. Washchuk
Title: Vice President Finance and Chief
Date: August 9, 2007	Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
10.5	Material Definitive Agreement — dated July 31, 2007 Credit Agreement

99.1	Vitran Corporation Modifies Current Debt Arrangement , Reducing Interest Costs and Extending Term to 2012